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                                                                    Exhibit 23.1

                                 [Letterhead]

                                                                 August 17, 2001

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Koninklijke Ahold N.V. on Form F-4 of our report dated March 6, 2001 appearing in the annual report on form 20-F of Koninklijke Ahold N.V. for the year ended December 31, 2000, which is incorporated by reference in this Registration Statement.

We also consent to the reference to us under the heading "experts".

/S/ DELOITTE & TOUCHE Accountants